Exhibit 10.3

PLEDGE AND SECURITY AGREEMENT

This Pledge and Security Agreement (this “Security Agreement”) is entered into as of October 17, 2017, by and between Fifth Street Finance Corp, a Delaware corporation, as secured party (“Secured Party”), and Fifth Street Holdings L.P., a Delaware limited partnership, as Pledgor (“Pledgor”).

Reference is made herein to that certain Asset Purchase Agreement, dated as of July 13, 2017 (as it may be amended from time to time, the “Purchase Agreement”), by and among Fifth Street Management LLC (“Seller”), a Delaware limited liability company, Oaktree Capital Management, L.P., a Delaware limited partnership (“Buyer”), and, solely for the purposes set forth therein, Fifth Street Asset Management Inc. and, solely for the purposes set forth therein, Pledgor. Capitalized terms used but not defined herein shall have the meanings given such terms in the Purchase Agreement.

WHEREAS, Pledgor is the owner of shares of common stock, par value $0.01 per share (“Shares”) issued by Fifth Street Finance Corp. (in its capacity as the issuer of the Shares, the “Issuer”);

WHEREAS, Buyer and Pledgor have required, as a condition to the fulfillment of their obligations under the Purchase Agreement, that Pledgor execute and deliver this Security Agreement and pledge to Secured Party, the Collateral Shares (as defined below); and

WHEREAS, Pledgor agrees to grant a security interest in, and pledge and assign as applicable, the Collateral (as defined below) to Secured Party, as herein provided.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto agree to enter into this Security Agreement as follows:

1. Security Interest. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby pledges and grants to Secured Party a continuing first priority security interest in and lien on the Collateral to secure the payment and the performance of the Secured Obligations (as defined below).

2. Collateral. The security interest granted hereunder to Secured Party is in all of Pledgor’s right, title and interest in and to, or otherwise with respect to, the following property and assets whether now owned or existing or hereafter acquired or arising and regardless of where located (collectively, the “Collateral”):

(a) (i) 6,265,665 Shares (or security entitlements in respect thereof) credited to the Collateral Account (the “Collateral Shares”); (ii) all dividends, shares, securities, cash, instruments, moneys or property (A) representing a dividend, distribution or return of capital in respect of any of the Collateral Shares (including, without limitation, any regular, periodic dividend or any other dividend, issuance or distribution of cash, securities or property thereon (other than in connection with a Split-off)) or other property described in this clause (a), (B) resulting from a split-up (including, without limitation, a Split-off), revision, reclassification, recapitalization or other similar change with respect to any of the Collateral Shares or other property described in this clause (a), (C) otherwise received in exchange for or converted from any of the Collateral Shares or other property described in this definition and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, any of the Collateral Shares or other property described in this clause (a) or (D) resulting from a Spin-off; and (iii) in the event of any merger with respect to the Issuer in which the Issuer is not the surviving entity, all shares of each class of the capital stock of the successor entity formed by or resulting from such event and any other consideration that is exchanged for the Collateral Shares that consist of Collateral Shares of such Issuer or into which such Collateral Shares are converted;

(b) (i) the Collateral Account (as defined below); (ii) any cash, cash equivalents, securities (including the Collateral Shares and any other Shares), general intangibles, investment property, financial assets, and other property that may from time to time be deposited, credited, held or carried in the Collateral Account or that is delivered to or in possession or control of Secured Party or any of Secured Party’s agents pursuant to this Security Agreement or the Purchase Agreement; (iii) all security entitlements as defined in §8-102(a)(17) of the UCC (as defined below) with respect to any of the foregoing; (iv) all income and profits on any of the foregoing and all dividends, distributions, interest and other payments with respect to any of the foregoing; (v) all other rights and privileges appurtenant to any of the foregoing, including any voting rights and any redemption rights, and (vi) any substitutions for any of the foregoing, in each case whether now existing or hereafter arising; and

(c) all Proceeds (as defined below) of the Collateral described in the foregoing clauses (a) and (b).

The security interest granted hereunder is granted as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Pledgor with respect to any of the Collateral or any transaction in connection therewith.

As used herein, the following terms shall have the following meanings:

“Collateral Account” means that certain securities account No. 877-013753-789 of Pledgor established and maintained at Morgan Stanley Smith Barney LLC, including any subaccount, substitute, successor or replacement securities or deposit account in or to which any Collateral is now or hereafter held or credited. Any renumbering of the Collateral Account shall not limit the rights of Secured Party hereunder, and, to the extent necessary, such renumbering shall be automatically incorporated into the definition of Collateral Account.

“Proceeds” means all proceeds (as defined in the UCC) and, to the extent not included in such term, all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, or other disposition of, or other realization upon, any Collateral.

“Spin-off” means any distribution, issuance or dividend to holders of Shares of any capital stock or other securities of another issuer owned (directly or indirectly) by the Issuer or any subsidiary thereof.

“Split-off” means any exchange offer by the Issuer for its own shares in which the consideration to be delivered to exchanging holders of such shares is capital stock or other securities of another issuer owned (directly or indirectly) by the Issuer.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

3. Collateral Maintenance and Administration.

(a) The parties hereto agree that at all times prior to an exercise of remedies hereunder, Pledgor shall be treated as the owner of the Collateral for U.S. Federal and state tax purposes.

(b) Unless an Indemnification Trigger Event (as defined below) has occurred and is continuing, subject to the Standstill (as defined below), (i) Secured Party shall not have the right to rehypothecate, use, borrow, lend, pledge or sell the Collateral Shares or give any entitlement orders or instructions with respect to the Collateral, except with Pledgor’s consent, and (ii) subject to the FSC Voting Agreement, Pledgor shall retain all voting rights with respect the Collateral Shares.

As used herein, an “Indemnification Trigger Event” means the occurrence and continuation of any of the following: (x) the incurrence of BDC Existing Investigation Defense Costs in excess of the amount in the BDC Escrow Fund as of the date thereof (less the sum of the aggregate amount of any Outstanding BDC Claims), or (y) the incurrence of BDC Net Losses by the FSC Indemnified Parties (the amount of any such incurrence, an “Indemnifiable Loss”) that are indemnifiable by Seller and FSH pursuant to Article VIII of the Purchase Agreement (including, without limitation, that such BDC Existing Investigation Defense Costs and BDC Net Losses are finally determined pursuant to Section 8.4 of the Purchase Agreement).

4. Secured Obligations. All obligations of Pledgor to indemnify the FSC Indemnified Parties for the incurrence of BDC Existing Investigation Defense Costs that cannot be satisfied by the BDC Escrow Fund and BDC Net Losses, in each case pursuant to Article VIII of the Purchase Agreement (collectively, the “Secured Obligations”), are secured by this Security Agreement.

5. Pledgor’s Representations and Warranties. Pledgor hereby represents and warrants to Secured Party that:

(a) Pledgor (i) is duly organized and validly existing in good standing as a limited partnership or other legal entity under the laws of the State of Delaware; (b) has full limited partnership or other legal power and authority to carry on its business as it is now being conducted and to own, lease and operate its properties and assets as currently owned, leased or operated in connection with its business; and (c) is duly qualified to do business and in good standing as a foreign or alien Person, as the case may be, in each jurisdiction in which the conduct of its business or the ownership, leasing or operation of its properties or assets makes such qualification necessary, except where the failure to be so qualified, would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect.

(b) Pledgor has full legal power and authority to execute and to deliver this Security Agreement, and to consummate the transactions contemplated hereby. Pledgor has taken all necessary limited partnership action to authorize the execution and performance of this Security Agreement by it. This Security Agreement has been duly executed and delivered by Pledgor and, assuming due authorization, execution and delivery of this Agreement by Secured Party, is the valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms subject to the Enforceability Exceptions.

(c) No consent, approval or authorization of, or filing with, any Governmental Entity is required to be made or obtained by Pledgor or any of its affiliates in connection with the execution, delivery and performance of this Security Agreement or the consummation of the transactions contemplated hereby.

(d) Pledgor is not, and after giving effect to the asset sale contemplated by the Purchase Agreement will not be, required to register as an “investment company” under the Investment Company Act.

(e) Pledgor owns all of the Collateral credited to the Collateral Account free and clear of liens.

(f) The security interest in the Collateral granted to Secured Party by the Pledgor pursuant to this Security Agreement is a valid and binding security interest in the Collateral (subject to no other liens).

(g) Subject to the execution of a Control Agreement (as defined below) with respect to the Collateral Account by the parties thereto, (i) the security interest created in favor of Secured Party in the Collateral Account and the security entitlements in respect of the Collateral Shares and other financial assets credited thereto will constitute a perfected first priority security interest securing the Secured Obligations, (ii) Secured Party will have control (within the meaning of Sections 8-106 and 9-106 of the UCC)

thereof, (iii) Pledgor does not have notice of any adverse claims with respect to any such security entitlement or such financial assets and (iv) to the extent Section 9-510(a) of the UCC is applicable and assuming Secured Party has no notice of any adverse claims with respect to any such security entitlements or such financial assets, no action based on an adverse claim to such security entitlement or such financial asset, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against Secured Party.

(h) With respect to all Collateral that may be perfected by filing a financing statement pursuant to the UCC, when a UCC financing statement in the form of Exhibit A hereto is filed in the appropriate office against Pledgor in the location listed on Schedule 1 (naming Pledgor as the debtor and Secured Party as the secured party), Secured Party will have a valid and perfected first priority security interest in such Collateral as security for the payment and performance of the Secured Obligations.

(i) The Collateral Shares are not subject to any transfer restrictions, other than those set forth in the FSC Voting Agreement.

(j) Pledgor has been advised by counsel in the negotiation, execution and delivery of this Security Agreement.

6. Pledgor’s Covenants. During the term of this Security Agreement:

(a) Pledgor shall use all commercially reasonable efforts to defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Secured Party. Pledgor shall not, at any time, file or suffer to be on file, or authorize to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which Secured Party is not named as the sole secured party.

(b) Whether the Collateral is or is not in Secured Party’s possession, and without any obligation to do so and without waiving Pledgor’s default for failure to make any such payment, Secured Party at its option may, following notice to Pledgor when it may reasonably do so without prejudice, pay any such costs and expenses and discharge encumbrances on the Collateral, and any payments of such costs and expenses and any payments to discharge such encumbrances shall be a part of the Secured Obligations. Pledgor agrees to reimburse Secured Party on demand for any payments of such costs and expenses and any payments to discharge such encumbrances.

(c) Pledgor shall take such other actions as Secured Party shall reasonably determine is necessary or appropriate to perfect and duly record the Lien created under this Security Agreement in the Collateral, including executing, delivering, filing and/or recording, in such locations and jurisdictions as Secured Party shall reasonably specify, any financing statement, register of mortgages and charges, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of Secured Party) to create, preserve or perfect the security interest granted pursuant hereto and the priority thereof or to enable Secured Party to exercise and enforce its rights under this Security Agreement with respect to such security interest, including, without limitation, executing and delivering or causing the execution and delivery of a control agreement substantially in the form of Exhibit B hereto (with such modifications thereto as may be reasonably requested by the securities intermediary thereunder), granting Secured Party control of the Collateral Account (the “Control Agreement”). In the event the securities intermediary under the Control Agreement terminates the Control Agreement, Secured Party shall not deliver any instructions regarding a successor securities intermediary pursuant to Section 10 of the Control Agreement unless Pledgor agrees in writing that such instructions may be delivered; provided that if, after 20 days following notice of such termination by the Securities Intermediary, Secured Party and Pledgor do not agree on such instructions regarding a successor securities intermediary, the Secured Party may provide the instructions regarding the delivery of the Collateral to a successor securities intermediary (provided such successor securities intermediary shall be Bank of New York Mellon, Deutsche Bank Trust Company Americas, Wells Fargo Capital Finance, LLC, Brown Brothers Harriman & Co. or U.S. Bank).

(d) Without at least ten (10) days’ prior written notice to Secured Party, Pledgor shall not make any change to Pledgor’s name, or the name under which Pledgor does business, or the form or jurisdiction of Pledgor’s organization from the name, form and jurisdiction set forth on the first page of this Security Agreement.

(e) Pledgor shall not (and shall not enter into any agreement to) (i) close the Collateral Account or (ii) sell, transfer, pledge or otherwise dispose of any Collateral without (x) obtaining the prior written consent of Secured Party and (y) entering into such agreements as Secured Party may in its sole discretion require to ensure the continued priority and perfection of its lien on such Collateral; provided that notwithstanding the foregoing, but subject in each case to Section 2.03 of the FSC Voting Agreement, (A) Pledgor shall be entitled to sell or otherwise dispose of the Collateral Shares provided that the proceeds of such sale or disposition are deposited directly to and remain in the Collateral Account and are not reinvested except in US treasuries that would mature in two years or less and (B) Pledgor shall be entitled to withdraw dividends and interest paid on Collateral Shares so long as, as of the date of such release, (i) the amount withdrawn does not exceed the aggregate amount of dividends and interest on the Collateral deposited into the Collateral Account and not previously withdrawn and (ii) Pledgor has no actual knowledge that the FSC Indemnified Parties will (x) suffer any BDC Existing Investigation Defense Costs in excess of the amount in the BDC Escrow Fund as of the date thereof (less the sum of the aggregate amount, if any, of any Outstanding BDC Claims) and/or (y) suffer a BDC Net Loss, in each case that is indemnifiable pursuant to Article VIII of the Purchase Agreement and in an amount that exceeds the aggregate value of the FSC Collateral Shares (as calculated using the average closing price of such FSC Shares over the five (5) business days prior to the date of such contemplated release). Secured Party agrees to use commercially reasonable efforts to cooperate with the Pledgor, including providing any instruction reasonably required by the Securities

Intermediary (as defined in the Control Agreement), to effect any permitted withdrawal of cash or Collateral Shares pursuant to this Section 6(e). On each date that Pledgor delivers a Withdrawal Notice (as defined in the Control Agreement) to the Securities Intermediary to effect any permitted withdrawal of dividends or interest pursuant to this Section 6(e), Pledgor shall (x) be deemed to have represented and warranted to Secured Party that (i) the amount requested to be transferred thereby does not exceed the aggregate amount of dividends and interest on the Collateral deposited into the Account and not previously withdrawn and (ii) it has no actual knowledge that the Secured Party will suffer a BDC Net Loss that is indemnifiable pursuant to Article VIII of the Purchase Agreement in an amount that exceeds the aggregate value of the Collateral (as calculated, in the case of the shares of Fifth Street Finance Corp., using the average closing price of such Collateral over the five (5) Business Days prior to the date of such Withdrawal Notice) and (y) concurrently deliver a copy of such Withdrawal Notice to Secured Party.

7. [Reserved].

8. Power of Attorney. Pledgor, in such capacity, hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority, in the name of Pledgor or in its own name, to take upon the occurrence and during the continuance of an Indemnification Trigger Event (but subject to the Standstill), any and all action and to execute any and all documents and instruments that Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Security Agreement, including, without limitation, selling any of the Collateral on behalf of Pledgor as agent or attorney in fact for Pledgor, in the name of Pledgor and applying the proceeds received therefrom in fulfillment of the Secured Obligations (it being understood that such actions may only be taken with respect to the Collateral necessary to repay the Secured Obligations then due and owing); provided that nothing in this Section 8 shall be construed to obligate Secured Party to take any action hereunder nor shall Secured Party be liable to Pledgor for failure to take any action hereunder. This appointment shall be deemed a power coupled with an interest, is irrevocable, and shall continue until the Specified Survival Date. Without limiting the generality of the foregoing, so long as Secured Party shall be entitled under Section 9 to make collections in respect of the Collateral, Secured Party shall have the right and power to receive, endorse and collect all checks made payable to the order of Pledgor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

9. Remedies.

(a) Upon the occurrence and during the continuance of an Indemnification Trigger Event (but subject to the Standstill), Secured Party may (1) deliver a Notice of Exclusive Control (as defined in the Control Agreement) and (2) take any of the following actions: provide any entitlement orders relating to the Collateral Account (including, without limitation, to effect the transfer of any Collateral from the Collateral Account); provided that Secured Party agrees that it will concurrently deliver such entitlement orders to Pledgor; take control of proceeds, including stock received as dividends or by reason of stock splits; release the Collateral in its possession to Pledgor, temporarily or otherwise; take control of funds generated by the Collateral, such as cash dividends, interest and proceeds, and use the same to reduce any part of the Secured Obligations and exercise all other rights that an owner of such Collateral may exercise; and at any time transfer any of the Collateral or evidence thereof into its own name or that of its nominee (such actions described in this sub-clause (2) collectively, the “Foreclosure Actions”); provided that Secured Party agrees (i) not to take any Foreclosure Action until (x) the second (2nd) Business Day after the date of such Indemnification Trigger Event, if Pledgor notifies Secured Party of its intention to apply cash from the Collateral Account to satisfy the Indemnifiable Loss and/or (y) the tenth (10th) Business Day after such Indemnification Trigger Event if the action to be taken is with respect to any of the Collateral other than cash (such period, the “Standstill”) and (ii) that such Foreclosure Actions may only be taken with respect to the Collateral necessary to repay the Secured Obligations then due and owing. Secured Party agrees to use commercially reasonable efforts to cooperate with the Pledgor, including providing any instruction reasonably required by the Securities Intermediary, to effect any withdrawal of Collateral in connection with the provisions of the Standstill described above. Secured Party shall not be liable for failure to collect any account or instruments, or for any act or omission on the part of Secured Party, its officers, agents or employees, except for any act or omission arising out of their own willful misconduct, gross negligence or fraud. The foregoing rights and powers of Secured Party will be in addition to, and not a limitation upon, any rights and powers of Secured Party or Buyer, as applicable, given by law, elsewhere in this Security Agreement, the Purchase Agreement or otherwise, subject in each case to the Standstill and the terms of the Purchase Agreement. Notwithstanding anything to the contrary contained herein or in the Control Agreement, Secured Party agrees to withdraw any cash or liquid securities (other than, for the avoidance of doubt, the Collateral Shares) held in the Collateral Account prior to withdrawing any other Collateral.

(b) In addition to and not in lieu of the rights set forth in Section 9(a), upon the occurrence and during the continuance of an Indemnification Trigger Event (but subject to the Standstill), Secured Party may, without notice of any kind, which Pledgor hereby expressly waives (except for any notice required under this Security Agreement or the Purchase Agreement or any notice that may not be waived under applicable law), at any time thereafter exercise and/or enforce any of the following rights and the remedies, at Secured Party’s option:

(i) Deliver or cause to be delivered from the Collateral Account to itself or to an Affiliate, Collateral Shares (or security entitlements in respect thereof) and any other Collateral;

(ii) Demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, and otherwise exercise all of Pledgor’s rights with respect to any and all of the Collateral, in its own name, in the name of Pledgor or otherwise; provided that Secured Party shall have no obligation to take any of the foregoing actions; and

(iii) Sell, lease, assign or otherwise dispose of all or any part of the Collateral, at such place or places and at such time or times as Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, upon such terms and conditions as it deems advisable, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required by applicable law and cannot be waived), and Secured Party may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale or at one or more private sales and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Pledgor. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned, in each case of the foregoing clauses (i), (ii) and (iii), it being understood that such actions may only be taken with respect to the Collateral necessary to repay the Secured Obligations then due and owing.

(c) Pledgor specifically understands and agrees that any sale by Secured Party of all or part of the Collateral pursuant to the terms of this Security Agreement may be effected by Secured Party at times and in manners that could result in the proceeds of such sale being significantly and materially less than might have been received if such sale had occurred at different times or in different manners, and Pledgor hereby releases Secured Party and its officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such sale, to the extent permitted under applicable law. Without limiting the generality of the foregoing, if, in the reasonable opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, including without limitation, the Securities Act, Secured Party may offer and sell such Collateral in a transaction exempt from registration under the Securities Act and/or who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, and any such sale made in good faith by Secured Party shall be deemed “commercially reasonable”. Furthermore, Pledgor acknowledges that any such restricted or private sales may be at prices and on terms less favorable to Pledgor than those obtainable through a public sale without such restrictions, and agrees such sales shall not be considered to be not commercially reasonable solely because they are so conducted on a restricted or private basis. Pledgor further acknowledges that any specific disclaimer of any warranty of title or the like by Secured Party will not be considered to adversely affect the commercial reasonableness of any sale of Collateral. The parties agree and acknowledge that the foregoing actions described in this Section 9(c) may only be taken with respect to the Collateral necessary to repay the Secured Obligations then due and owing.

(d) If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to this Section 9 are insufficient to cover the costs and expenses of such sale, collection or realization and the payment in full of the Secured Obligations, Secured Party may continue to enforce its remedies under this Security Agreement and the Purchase Agreement to collect the deficiency, subject in all cases to the terms of the Purchase Agreement.

(e) Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third Person, exercises reasonable care in the selection of the bailee or other third Person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Pledgor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.

(f) If Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section 9, Pledgor agrees that, upon the reasonable request of Secured Party, Pledgor will, at its own expense:

(i) execute and deliver, to any Person or Governmental Authority, as Secured Party may choose, any and all documents and writings that, in Secured Party’s reasonable judgment, may be required by any Governmental Entity located in any city, county, state or country where Pledgor or any Issuer engages in business in order to permit the transfer of, or to more effectively or efficiently transfer, the Collateral or otherwise enforce Secured Party’s rights hereunder; and

(ii) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

(g) Except as otherwise expressly provided in this Security Agreement, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash held by Secured Party as Collateral, following the occurrence, and during the continuance, of an Indemnification Trigger Event (but subject to the Standstill) shall be applied by Secured Party to fulfill the Secured Obligations.

(h) Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 9 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 9 may be specifically enforced.

10. General.

(a) Successors and Assigns. The provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Pledgor may not assign or otherwise transfer any of its rights or obligations hereunder or the Purchase Agreement without the prior written consent of Secured Party (and any attempted assignment or transfer by Pledgor without such consent shall be null and void).

(b) No Waiver. No failure or delay by Secured Party or Buyer, as applicable, in exercising any right or power hereunder or under the Purchase Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Secured Party and Buyer, as applicable, hereunder and under the Purchase Agreement are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Secured Party to any other or further action in any circumstances without notice or demand.

(c) Continuing Agreement; Release of Collateral. This Security Agreement shall constitute a continuing agreement and shall continue in effect until the Specified Survival Date, at which time the Collateral shall automatically be released from the Liens created hereby, and this Security Agreement and all obligations (other than those expressly stated to survive such termination) of Secured Party and Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to Pledgor; provided that Secured Party shall deliver a notice pursuant to the Section 10 of the Control Agreement to the Securities Intermediary terminating the Control Agreement. At the request and sole expense of Pledgor following any such termination, Secured Party shall deliver to Pledgor any Collateral held by Secured Party hereunder, and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination, including notice to any securities intermediary terminating the Control Agreement and authorization of the filing of any UCC-3 financing statements. No Collateral shall be released prior to the Specified Survival Date except as otherwise expressly provided hereunder or under the Control Agreement or otherwise agreed to by Secured Party. Notwithstanding the foregoing, if at any time, any payment in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in insolvency, bankruptcy or reorganization or otherwise, the rights and obligations of the parties hereunder, and the liens of Secured Party on the Collateral, shall be automatically reinstated and Pledgor shall promptly deliver any documentation reasonably requested by Secured Party to evidence such reinstatement. This Section 10(c) shall survive the termination of this Security Agreement.

(d) Definitions. Unless the context indicates otherwise, definitions in the UCC apply to words and phrases in this Security Agreement; if UCC definitions conflict, Article 8 and/or 9 definitions apply.

(e) Notice. Each notice to, or other communication with, any party hereunder shall be given to such party as follows:

if to Secured Party, to:

Oaktree Specialty Lending Corporation

333 South Grand Avenue, 28th floor

Los Angeles, CA 90071

Tel: (213) 830-6300

Fax: (213) 830-6293

Attention (email): Mathew Pendo (mpendo@oaktreecapital.com)

with a copy (which shall not constitute notice hereunder and may be transmitted by email) to:

Oaktree Capital Management, L.P.

333 South Grand Avenue, 28th floor

Los Angeles, CA 90071

Tel: (213) 830-6300

Fax: (213) 830-6293

Attention (email): Mathew Pendo (mpendo@oaktreecapital.com)

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Fax: (212) 455-2502

Attention (email): Gary I. Horowitz (ghorowitz@stblaw.com)

and

Simpson Thacher & Bartlett LLP

900 G Street, NW

Washington, DC 20001

Fax: (202) 636-5502

Attention (email): Rajib Chanda (rajib.chanda@stblaw.com)

if to Pledgor, to:

Fifth Street Holdings L.P.

777 West Putnam Avenue, 3rd Floor

Greenwich, CT 06830

Tel: (203) 681-6800

Fax: (203) 681-3879

Attention: Bernard D. Berman (Bernie@fifthstreetfinance.com)

with a copy (which shall not constitute notice hereunder and may be transmitted by email) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: (212) 735-2000

Attention (email): Todd E. Freed (Todd.Freed@skadden.com)

                               Jon A. Hlafter (Jon.Hlafter@skadden.com)

Each notice, request or other communications given to any party hereunder shall be in writing and be deemed given and received (a) if delivered in person, on the date delivered, (b) if transmitted by facsimile (provided receipt is confirmed by telephone), on the date sent, (c) if delivered by an express courier, on the second (2nd) business day after mailing and (d) if transmitted by email, on the date sent, in each case, to the parties at the following addresses (or at such other address for a party as is specified to the other parties hereto by like notice).

(f) Modifications. This Security Agreement may not be amended, altered or modified except by written instrument executed by each of the parties hereto. The provisions of this Security Agreement shall not be modified or limited by course of conduct or usage of trade.

(g) Financing Statement. Pledgor hereby irrevocably authorizes Secured Party (or its designee) at any time and from time to time to file in any jurisdiction any financing or continuation statement and amendment thereto or any registration of charge, mortgage or otherwise, containing any information required under the UCC or the law of any other applicable jurisdiction (in each case without the signature of Pledgor to the extent permitted by applicable law), necessary or appropriate in the judgment of Secured Party to perfect or evidence its security interest in and lien on the Collateral which describes the Collateral as set forth on Exhibit A hereto. Pledgor agrees to provide to Secured Party (or its designees) any and all information required under the UCC or the law of any other applicable jurisdiction for the effective filing of a financing statement and/or any amendment thereto or any registration of charge, mortgage or otherwise.

(h) Counterparts; Integration; Effectiveness. This Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Security Agreement, the Purchase Agreement, the Control Agreement and the FSC Voting Agreement constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Security Agreement shall become effective when it shall have been executed by Secured Party and when Secured Party shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or electronic transmission shall be effective as delivery of an original executed counterpart of such signature page.

(i) Severability. Any provision of this Security Agreement or the Purchase Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(j) Conflicts. In the event of any conflict between the provisions of this Security Agreement and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall govern and control.

(k) Governing Law; Submission to Jurisdiction. The provisions of Sections 10.9 and 10.10 of the Purchase Agreement shall apply mutatis mutandis to this Security Agreement as if such provisions were fully set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their duly authorized representatives as of the date first above written.

PLEDGOR:

FIFTH STREET HOLDINGS L.P.

By:	/s/ Leonard Tannenbaum
Name: Leonard Tannenbaum
Title: Chief Executive Officer

[Signature Page to Security Agreement]

SECURED PARTY:

FIFTH STREET FINANCE CORP.

By:	/s/ Bernard Berman
Name: Bernard Berman
Title: Chief Executive Officer

[Signature Page to Security Agreement]

Schedule 1

UCC Filing Location

1. Delaware

Exhibit A

Form of UCC Financing Statement

Schedule I

To UCC Financing Statement

Debtor:	Fifth Street Holdings L.P.
777 West Putnam Avenue, 3rd Floor
Greenwich, CT 06830
Tel: (203) 681-6800
Fax: (203) 681-3879
Attention (email): Bernard D. Berman (Bernie@fifthstreetfinance.com)

Secured Party:	Oaktree Specialty Lending Corporation
333 South Grand Avenue, 28th floor
Los Angeles, CA 90071
Tel: (213) 830-6300
Fax: (213) 830-6293
Attention (email): Mathew Pendo (mpendo@oaktreecapital.com)

This financing statement covers all of Debtor’s right, title and interest in and to, or otherwise with respect to, the following property and assets whether now owned or existing or hereafter acquired or arising and regardless of where located (collectively, the “Collateral”):

(a) (i) 6,265,665 Shares (or security entitlements in respect thereof) credited to the Collateral Account (the “Collateral Shares”); (ii) all dividends, shares, securities, cash, instruments, moneys or property (A) representing a dividend, distribution or return of capital in respect of any of the Collateral Shares (including, without limitation, any regular, periodic dividend or any other dividend, issuance or distribution of cash, securities or property thereon (other than in connection with a Split-off)) or other property described in this clause (a), (B) resulting from a split-up (including, without limitation, a Split-off), revision, reclassification, recapitalization or other similar change with respect to any of the Collateral Shares or other property described in this clause (a), (C) otherwise received in exchange for or converted from any of the Collateral Shares or other property described in this definition and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, any of the Collateral Shares or other property described in this clause (a) or (D) resulting from a Spin-off; and (iii) in the event of any merger with respect to the Issuer in which the Issuer is not the surviving entity, all shares of each class of the capital stock of the successor entity formed by or resulting from such event and any other consideration that is exchanged for the Collateral Shares that consist of Collateral Shares of such Issuer or into which such Collateral Shares are converted;

(b) (i) the Collateral Account (as defined below); (ii) any cash, cash equivalents, securities (including the Collateral Shares and any other Shares), general intangibles, investment property, financial assets, and other property that may from time to time be deposited, credited, held or carried in the Collateral Account or that is delivered to or in possession or control of Secured Party or any of Secured Party’s agents pursuant to this Security Agreement or the Purchase Agreement; (iii) all security entitlements as defined in §8-102(a)(17) of the UCC (as defined below) with respect to any of the foregoing; (iv) all income and profits on any of the foregoing and all dividends, distributions, interest and other payments with respect to any of the foregoing; (v) all other rights and privileges appurtenant to any of the foregoing, including any voting rights and any redemption rights, and (vi) any substitutions for any of the foregoing, in each case whether now existing or hereafter arising; and

(c) all Proceeds (as defined below) of the Collateral described in the foregoing clauses (a) and (b).

As used herein:

“Collateral Account” means that certain securities account No. 877-013753-789 of Pledgor established and maintained at Morgan Stanley Smith Barney LLC, including any subaccount, substitute, successor or replacement securities or deposit account in or to which any Collateral is now or hereafter held or credited. Any renumbering of the Collateral Account shall not limit the rights of Secured Party hereunder, and, to the extent necessary, such renumbering shall be automatically incorporated into the definition of Collateral Account.

“Proceeds” means all proceeds (as defined in the UCC) and, to the extent not included in such term, all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, or other disposition of, or other realization upon, any Collateral.

“Spin-off” means any distribution, issuance or dividend to holders of Shares of any capital stock or other securities of another issuer owned (directly or indirectly) by the Issuer or any subsidiary thereof.

“Split-off” means any exchange offer by the Issuer for its own shares in which the consideration to be delivered to exchanging holders of such shares is capital stock or other securities of another issuer owned (directly or indirectly) by the Issuer.

“Issuer” means Oaktree Specialty Lending Corporation.

“Shares” means shares of common stock, par value $0.01 per share (“Shares”), of Oaktree Specialty Lending Corporation.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

Exhibit B

Form of Control Agreement

CONTROL AGREEMENT

Re: Account No(s).:

SECURED PARTY

FBO

1. This agreement refers to the above-referenced and entitled Account(s) identified above (together with any substitution or replacement thereof, the “Account”) custodied by and carried on the books of Morgan Stanley Smith Barney LLC (together with its successors and assigns, the “Securities Intermediary”) pursuant to the instructions of the undersigned account holder(s) (jointly and severally, if more than one) (collectively, the “Account Holder”), to which certain financial assets of the Account Holder are or may be credited.

2. The Account Holder and the Securities Intermediary hereby acknowledge and agree that the Account is a cash securities account and is not a delivery versus payment account, a retirement account, a margin account or an account linked to any credit facility. All parties agree that the Account is a “securities account” within the meaning of Article 8 of the Uniform Commercial Code as in effect in the State of New York from time to time (the “UCC”) and that all property, including cash, held by the Securities Intermediary in the Account shall be treated as “financial assets” within the meaning of Article 8 of the UCC. For purposes of the Hague Securities Convention1 (the “Convention”) the Account shall be deemed to be a “securities account” (within the meaning of Article 1(1)(b) of the Convention).

The Securities Intermediary confirms and agrees that (w) it is a “securities intermediary” within the meaning of Article 8 of the UCC and acting in such capacity with respect to the Collateral, (x) for purposes of Article 8 of the UCC, the State of New York is the Securities Intermediary’s jurisdiction and (y) as of the date hereof, it has an office in the United States which satisfies the requirements of clause (1) and (2) of Article 4 of the Convention.

3. The Account Holder and the undersigned Secured Party (the “Secured Party”) hereby notify the Securities Intermediary that the Account Holder has granted the Secured Party a security interest in the Account and all financial assets therein, all proceeds thereof and distributions in connection therewith, and income received thereon, and any additions thereto (the “Collateral”) pursuant to a security or similar agreement dated on or about the date hereof made by the Account Holder in favor of the Secured Party (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). The terms “entitlement order”, “financial asset”, “proceeds”, “security” and “securities intermediary” shall have the meanings set forth in Articles 8 and 9 of the UCC and the term “security” shall also include property included in the term “securities” in the Convention. The Account Holder represents and warrants to the Secured Party and the Securities Intermediary that no person other than the Secured Party or the Securities Intermediary has a security interest in, lien on or adverse claim against the Account or any of the

[1]	“Hague Securities Convention” means the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, July 5, 2006, 17 U.S.T. 401, 46 I.L.M. 649.

other Collateral therein, and that it will not attempt to grant such a security interest in or lien on the Account or any of the other Collateral therein without the authorization of the Secured Party and the Securities Intermediary. The Securities Intermediary confirms that, as of the date hereof, its personnel generally responsible for maintaining records of liens or security interests with respect to customer securities accounts have no knowledge of any restraint, security interest, lien or other adverse claim in or to the Account or any item therein and represents and warrants that it will not consent to any further or subsequent security interest or lien while the Secured Party’s security interest remains in effect; provided that the Securities Intermediary shall have the rights set forth in Section 7 herein and may retain a subordinated lien in connection with any obligations that Account Holder may have incurred or from time to time may incur to the Securities Intermediary. In addition, the Securities Intermediary agrees to use reasonable efforts to notify the Secured Party and the Account Holder in the event it receives any written notice of any lien, encumbrance or adverse claim against the Account or any of the other Collateral therein.

Notwithstanding the foregoing sentence, the Account Holder and the Secured Party each hereby acknowledges and agrees that if the Securities Intermediary receives a levy, order or other instruction from a governmental, judicial or regulatory body including, but not limited to, any self-regulatory organization, directing, ordering or instructing the Securities Intermediary to transfer out, or effect the transfer out of, any or all securities positions from the Account or to withdraw or disburse principal or cash or any combination thereof, from the Account, then the Securities Intermediary may comply with such levy, order or other instruction addressed to it, without prior notice to, or authorization from, the Account Holder or the Secured Party.

4. Absent instructions from the Secured Party to the contrary pursuant to a Notice of Exclusive Control (as defined below), the Account Holder shall be authorized to operate the Account in accordance with the terms of this Control Agreement and the Account Holder’s existing client agreements with the Securities Intermediary (the “Client Agreements”), subject to Secured Party’s security interest in the Collateral. Account Holder may not withdraw or transfer any Collateral from the Account other than in connection with “Permitted Trading.” “Permitted Trading” for purposes of this Control Agreement is (i) the right of the Account Holder, or its properly designated investment manager, to sell Collateral held in the Account and invest the proceeds of such sale, as well as other cash available in the Account from time to time, in actively traded marketable securities, cash or cash equivalents, so long as such proceeds of such sale, as well as securities, cash and cash equivalents, are credited to the Account and become Collateral and (ii) the right of the Account Holder, or its properly designated investment manager, to withdraw dividends and interest paid on the Collateral; provided that for purposes of this clause (ii) the Account Holder delivers to Secured Party and the Securities Intermediary a withdrawal notice substantially in the form of the notice attached as Exhibit B hereto (a “Withdrawal Notice”) (it being understood that Permitted Trading may be conducted by the Account Holder without the need for authorization from the Secured Party so long as a Notice of Exclusive Control has not been delivered to the Securities Intermediary and that the Securities Intermediary shall not be responsible for, or have any liability for, Secured Party receiving such Withdrawal Notice). However, the Account Holder hereby acknowledges and agrees that the Secured Party’s consent to Permitted Trading in no way constitutes a waiver of any of the Secured Party’s rights under the Security Agreement and that it is the obligation of the Account Holder to ensure at all times that the type and amount of the Collateral in the Account meets the maintenance requirements contained in the Security Agreement or any other agreement related thereto.

Notwithstanding anything herein to the contrary, within a reasonable period of time following effectiveness pursuant to Section 9 below of a written notice from the Secured Party to the Securities Intermediary substantially in the form of the sample notice attached as Exhibit A hereto (a “Notice of Exclusive Control”), not to extend beyond 5:00 p.m., Eastern Time, on the second Business Day following the date of receipt of a Notice of Exclusive Control by the Securities Intermediary, the Account Holder shall have no right to engage in any further Permitted Trading, and the Securities Intermediary shall not accept or honor any instructions or entitlement orders from or on behalf of the Account Holder in respect of the Account (including without limitation any Permitted Trading), in each case without the prior consent of the Secured Party. “Business Day” for purposes of this Control Agreement means a day of the year on which the New York Stock Exchange is open for trading. The Securities Intermediary agrees that all property in the Account at any time shall be treated as a financial asset for purposes of the Uniform Commercial Code in effect in New York as of the date thereof.

5. The Account Holder hereby authorizes the Securities Intermediary to, and they (or one of them) shall, provide the Secured Party with both account statements and trade confirmations when issued and disclose to the Secured Party such information relative to the Account and the financial assets and credit balances therein, in each case at the sole cost, if any, of the Account Holder, as the Secured Party may at any time and from time to time request, and as frequently as Secured Party may reasonably require (but no more than once per seven (7) day period) to permit it to monitor the Collateral for compliance with the Security Agreement, in each case without any reference to any further authority for, or inquiry as to the justification for, such disclosure.

6. Upon the effectiveness pursuant to Section 9 below of the Notice of Exclusive Control, the Securities Intermediary will comply with all entitlement orders relating to the Account or any financial asset credited thereto originated by the Secured Party without further action or consent by Account Holder or any other person, and will, as frequently as requested by the Secured Party, transfer all available credit balances and financial assets in the Account to such account as may be designated by the Secured Party by wire transfer, depository transfer check, automatic clearing house electronic transfer, or otherwise, as the Secured Party may direct in its sole discretion, and maintain the Account and all financial assets and other items therein as the Secured Party may direct from time to time (including using its best efforts to place or negotiate orders to sell securities in the Account, including but not limited to sell orders pursuant to stock powers issued in favor of the Securities Intermediary, and transferring the proceeds of sale to the Secured Party in accordance herewith). All entitlement orders, instructions, requests and directions of the Secured Party hereunder shall (i) be delivered in the manner set forth in Section 9 hereof and (ii) be concurrently delivered to Account Holder (it being understood that Securities Intermediary shall not be responsible for, or have any liability for, Account Holder receiving such entitlement orders, instructions, requests and directions of the Secured Party).

7. Any security interest in or lien on the Account or any of the other Collateral therein granted to or otherwise obtained by the Securities Intermediary (including, without limitation, by operation of law) shall be junior and subordinate to the security interest and lien of the Secured Party in and on the Account and any of the other Collateral, as defined in this Control Agreement, regardless of the order of perfecting any such security interest or lien, the filing or absence of filing any financing statement or the taking or failure to take any other action. The Securities Intermediary acknowledges the Secured Party’s perfected security interest in the Account and the other Collateral as defined in this Control Agreement, and agrees that, except as provided herein, it will not (i) foreclose upon, sell or otherwise dispose of the Account or any such other Collateral, or exercise any bankers’ or other lien or right of setoff or similar right in connection with the Account or any such other Collateral, in each case without the prior consent of the Secured Party or (ii) receive, accept or apply any proceeds of the Account or any such other Collateral to or on account of any indebtedness or obligation of the Account Holder to it, in each case until the Secured Party has released its security interest in the Account and any such other Collateral; provided, however, that nothing herein shall limit the right of the Securities Intermediary to debit the Account in payment of the then current commissions, charges and other such fees of the Securities Intermediary associated with the Account and due to the Securities Intermediary, as the case may be, and from time to time to debit the Account in an amount equal to the amount of any deposit that the Securities Intermediary has credited to the Account that is thereafter returned to the Securities Intermediary because of insufficient funds or is otherwise unpaid. The Securities Intermediary shall not advance margin or other credit against the Account, nor hypothecate any financial assets or other items carried in the Account, without the prior consent of the Secured Party. The Securities Intermediary shall not enter into any agreement with any other person or entity related to the Account or any financial asset credited thereto pursuant to which the Securities Intermediary agrees to comply (and the Securities Intermediary shall not comply) with any withdrawal, transfer, payment or redemption instruction, or any other entitlement order or other order, from such person or entity concerning the Account or any financial assets or other items therein, without the prior consent of the Secured Party, and any such agreement entered into without such consent shall be null and void.

8. The Account Holder and the Secured Party each acknowledge and agree that the Securities Intermediary shall not be held responsible for (i) any decline in the market value of the Collateral or the failure to notify the Account Holder or the Secured Party thereof or (ii) the failure to take any action with respect to the Collateral, except as expressly provided in this Control Agreement, or as instructed by the Secured Party to the Securities Intermediary in accordance with this Control Agreement, and, except as expressly provided in this Control Agreement, this Control Agreement shall not abridge any rights the Securities Intermediary otherwise may have. To the extent that any provisions of this Control Agreement conflict with any provisions of the Client Agreements, the provisions of this Control Agreement shall control.

Except with respect to the obligations and duties expressly provided in this Control Agreement, this Control Agreement shall not impose or create any obligations or duties upon the Securities Intermediary that are greater than or in addition to the usual and customary obligations and duties, if any, of the Securities Intermediary, as applicable, with respect to the Account or the Account Holder. Except as expressly provided in this Control Agreement, the Securities Intermediary shall not have any obligation or duty whatsoever to interpret the terms of any agreements between the Account Holder and the Secured Party other than this Agreement or to determine whether any default exists hereunder or thereunder.

The Account Holder hereby irrevocably authorizes and instructs the Securities Intermediary to perform and comply with the terms of this Control Agreement. The Account Holder hereby indemnifies and holds harmless the Securities Intermediary from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including attorney’s fees and expenses) and liabilities of every nature and character arising out of or related to this Control Agreement or the transactions contemplated hereby or any actions taken or omitted to be taken by the Securities Intermediary hereunder, including, without limitation, claims arising out of the Securities Intermediary’s permitting or failing to permit the Account Holder or any other party to withdraw funds from the Account other than in strict compliance with the terms of this Control Agreement, except to the extent directly caused by the Securities Intermediary’s gross negligence or willful misconduct. The Secured Party shall indemnify and hold harmless the Securities Intermediary from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including attorney’s fees and expenses) and liabilities of every nature and character that may result by reason of the Securities Intermediary complying with instructions or requests of the Secured Party as permitted or required under this Control Agreement, except to the extent directly caused by the Securities Intermediary’s gross negligence or willful misconduct. The foregoing indemnifications shall survive any termination of this Control Agreement.

The Securities Intermediary may act upon, any instrument or other writing believed by the Securities Intermediary in good faith to be genuine and to have been signed or presented by a person purporting to be the authorized representative of the Secured Party or the Account Holder, as the case may be. The Securities Intermediary shall not be liable in connection with the performance or non-performance of its duties hereunder, except for its own gross negligence or willful misconduct. The Securities Intermediary’s duties shall be determined only with reference to this Control Agreement and applicable laws, and the Securities Intermediary shall not be charged with knowledge of, or any duties or responsibilities in connection with, any other document or agreement. If in doubt as to its duties and responsibilities hereunder, the Securities Intermediary may consult with counsel of its choice and shall be protected in any action taken or omitted to be taken in connection with the advice or opinion of such counsel. The Securities Intermediary shall not have any liability to any party for any incidental, punitive or consequential damages resulting from any breach by such party of its obligations hereunder.

9. Each notice, request or other communication given to any party hereunder shall be in writing and shall be delivered by hand, mailed by United States registered or certified first class mail, postage prepaid and return receipt requested, or sent by overnight courier, or sent by facsimile, to such party at its address or facsimile number set forth on the signature page hereof or, in each case, to such other address for notices or such other manner as any of the parties to this Control Agreement shall last have notified in writing the other parties hereto in accordance with this Section. Any such notice or communication shall be deemed to have been duly given or made and to have become effective at the time of the receipt thereof by the party to which it is directed (except that, if not given by 5:00 p.m., Eastern Time, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), which may be evidenced by confirmation of delivery from any overnight or hand courier, at its address specified on the signature page hereof.

10. This Control Agreement may not be amended or modified without the prior consent of the Securities Intermediary, the Account Holder and the Secured Party. This Control Agreement shall continue in full force until delivery of a notice from the Secured Party to the Securities Intermediary terminating this Control Agreement. Upon receipt of such notice, all obligations of the Securities Intermediary under this Control Agreement shall cease, including without limitation any and all obligations hereunder with respect to the maintenance of the Account. Thereafter, the Securities Intermediary may take such steps as the Account Holder may request, at the Account Holder’s sole expense, if any, to vest full ownership and control of the Account in the Account Holder. This Control Agreement may also be terminated by the Securities Intermediary, in each case upon 60 days’ notice to the Secured Party and the Account Holder. Upon such notice, the Secured Party shall provide the Securities Intermediary with instructions regarding the delivery of the Collateral to a successor securities intermediary, after which the Securities Intermediary shall have no further obligations under this Control Agreement. All entitlement orders, instructions, requests and directions of the Secured Party hereunder shall be delivered in the manner set forth in Section 9 hereof.

11. No delay or omission on the part of the Secured Party or the Securities Intermediary in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Control Agreement. No waiver of any right under this Control Agreement shall be effective unless in writing and signed by the Secured Party and the Securities Intermediary, and no waiver on one occasion shall be construed as a bar to or waiver of any such right on any other occasion.

12. This Control Agreement and any waiver or amendment hereto may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Control Agreement may be executed and delivered by facsimile or other electronic transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

13. This Control Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflicts of law principles thereof) and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. As permitted by Article 4 of the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, the parties hereto agree that the state of New York is the securities intermediary’s jurisdiction for purposes of the Uniform Commercial Code and the law of the State of New York shall govern each of the issues specified in Article 2(1) of the Convention. To the extent the immediately preceding sentence conflicts with the provisions of any other account agreement governing the Account, such preceding sentence shall control.

14. This Control Agreement constitutes the entire agreement, and supersedes any prior agreements, of the parties hereto concerning its subject matter. In the event a provision of this Control Agreement is unenforceable, this agreement shall be construed to the extent possible as if the unenforceable provision were omitted.

15. ALL PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THE ACCOUNT OR THIS AGREEMENT.

Remainder of Page Intentionally Left Blank.

Please indicate your agreement with the foregoing by signing below and returning this Control Agreement to the Secured Party and the Securities Intermediary.

ACCOUNT HOLDER

Signature	Date
Authorized Signer:
Address:

SECURED PARTY

Signature	Date
Authorized Signer:
Title:
Address:
Facsimile:

Signature	Date
Authorized Signer:
Title:
Address:
Facsimile:

SECURITIES INTERMEDIARY
MORGAN STANLEY SMITH BARNEY LLC

Signature	Date
Name:
Title: Complex Manager
Address:
Branch Telephone Number:
Facsimile:

SAMPLE FORM ONLY – DO NOT COMPLETE UNLESS ACCOUNT HOLDER WILL BE DENIED TRADING PRIVILEGES

EXHIBIT A: Form of Notice of Exclusive Control

______________, ____

Morgan Stanley Smith Barney LLC

Attn.:

[Account Holder]

Attn.:

Re: Control Agreement dated [ ]

Ladies and Gentlemen:

Reference is made to the Control Agreement dated                      (the “Agreement”; capitalized terms used herein shall have the meanings assigned thereto in the Agreement) among you, us and                     (the “Account Holder”). This letter constitutes a Notice of Exclusive Control under the Agreement.

In accordance with Section 4 of the Agreement, and continuing until we shall authorize you in writing to do otherwise, you shall no longer accept or honor any instructions from or on behalf of the Account Holder in respect of the Account or any financial assets or credit balances in the Account and, instead, shall only accept and honor our instructions, as further provided in the Agreement.

Very truly yours,

(SECURED PARTY)

[SAMPLE]

By:
Name:
Title:

EXHIBIT B: Form of Withdrawal Notice

______________, ____

Morgan Stanley Smith Barney LLC

Attn.:

[Secured Party]

Attn.:

Re: Control Agreement dated [ ]

Ladies and Gentlemen:

Reference is made to the Control Agreement dated                     (the “Agreement”; capitalized terms used herein shall have the meanings assigned thereto in the Agreement) among you, us and                     (the “Secured Party”). This letter constitutes a Withdrawal Notice under the Agreement.

In accordance with Section 4 of the Agreement, we direct Morgan Stanley Smith Barney LLC to transfer $[            ] to [Account No.                 at                 ].

Very truly yours,

(ACCOUNT HOLDER)

[SAMPLE]

By:
Name:
Title: